                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

        Filed by the Registrant                           [X]
        Filed by a Party other than the Registrant        [ ]

        Check the appropriate box:


        [ ]    Preliminary Proxy Statement
        [ ]    Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
        [X]    Definitive Proxy Statement
        [ ]    Definitive Additional Materials
        [ ]    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                                  Aradigm Corporation
        ------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

        ------------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement if other than the Registrant)

        Payment of Filing Fee (Check the appropriate box)

        [X]    No fee required.
        [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
               and 0-11.

            1. Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

            2. Aggregate number of securities to which transaction applies:

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            3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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            4. Proposed maximum aggregate value of transaction:

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            5. Total fee paid:

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        [ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1. Amount Previously Paid:

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            4. Date Filed:

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

                              ARADIGM CORPORATION
                              3929 POINT EDEN WAY
                           HAYWARD, CALIFORNIA 94545

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON FEBRUARY 8, 2002


TO THE SHAREHOLDERS OF ARADIGM CORPORATION:



     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Aradigm Corporation, a California corporation (the "Company"), will be held on Friday, February 8, 2002, at 9:00 a.m. local time, at the Company's offices located at 3929 Point Eden Way, Hayward, California for the following purposes:


          1. To approve an amendment of the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 40,000,000 to 100,000,000 shares.


          2. To approve the Company's Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 500,000 shares.


     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on December 31, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ Richard P. Thompson
                                          RICHARD P. THOMPSON
                                          Chairman, President and
                                          Chief Executive Officer

Hayward, California

January 9, 2002


     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                              ARADIGM CORPORATION

                              3929 POINT EDEN WAY

                           HAYWARD, CALIFORNIA 94545

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF SHAREHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL


     The enclosed proxy is solicited on behalf of the Board of Directors of Aradigm Corporation, a California corporation (the "Company"), for use at the Special Meeting of Shareholders to be held on February 8, 2002, at 9:00 a.m. local time (the "Special Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Company's offices located at 3929 Point Eden Way, Hayward, California. The Company intends to mail this proxy statement and accompanying proxy card on or about January 9, 2002, to all shareholders entitled to vote at the Special Meeting.


SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES


     Only holders of record of Common Stock and Series A Convertible Preferred Stock (the "Preferred Stock") at the close of business on December 31, 2001 will be entitled to notice of and to vote at the Special Meeting. At the close of business on December 31, 2001, the Company had outstanding and entitled to vote 29,536,383 shares of Common Stock and 2,001,236 shares of Preferred Stock.


     Each holder of record of Common Stock on such date will be entitled to one vote for each share held, and each holder of record of Preferred Stock on such date will be entitled to four votes for each share held, on all matters to be voted upon at the Special Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker non-votes are counted towards a quorum but, except for Proposal 1, are not counted for any purpose in determining whether a matter is approved. With respect to Proposal 1, abstentions and broker non-votes will have the same effect as negative votes.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 3929 Point Eden Way, Hayward, California 94545, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at the Company's 2002 Annual Meeting of Shareholders must have been received by the Company not later than December 18, 2001 in order to be included in the proxy statement and proxy relating to that Annual Meeting. The deadline for submitting a shareholder proposal that is not included in such proxy statement is not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the Company's 2001 Annual Meeting of Shareholders, or May 18, 2001. Shareholders are also advised to review the Company's Bylaws, which contain additional requirements with respect to advance notice of shareholder proposals and director nominations.

                                   PROPOSAL 1

      APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has adopted, subject to shareholder approval, an amendment to the Company's Articles of Incorporation to increase the Company's authorized number of shares of Common Stock from 40,000,000 shares to 100,000,000 shares.

     The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and subsequent issuances of Common Stock from the additional authorized shares would not affect the rights of the holders of currently outstanding Common Stock and Preferred Stock of the Company, except for effects that may be incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company's Articles of Incorporation with the Secretary of State of the State of California.


     In addition to the 29,536,383 shares of Common Stock outstanding at December 31, 2001, the Board has reserved 8,004,944 shares of Common Stock for issuance upon conversion of the Company's outstanding Series A Convertible Preferred Stock. The Board has also reserved 4,768,327 shares for issuance upon exercise of options and rights granted under the Company's stock option and stock purchase plans, and up to approximately 5,880,231 shares of Common Stock which may be issued upon exercise of warrants currently outstanding. Thus, the Company does not currently have sufficient authorized Common Stock to meet all of its commitments to these holders. If the increase in the authorized number of shares is not approved, the Company might be forced to default under its obligations to these holders, in which case it would likely be confronted with claims for damages and other remedies.



     The Board of Directors believes that the increase in the authorized number of shares of Common Stock is desirable to meet the Company's current commitments and to provide greater flexibility to use capital stock for business and financial purposes in the future without further shareholder approval. These purposes include, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products.


     The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that approval of this proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the shareholders might otherwise receive a premium for their shares over then current market prices.

     The affirmative vote of the holders of a majority of the shares of the Common Stock and the holders of a majority of the shares of both the Common Stock and Preferred Stock voting together will be required to approve this amendment to the Company's Articles of Incorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 1.

                                   PROPOSAL 2

              APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

     In April 1996, the Board of Directors adopted, and the shareholders subsequently approved, the Employee Stock Purchase Plan (the "Purchase Plan"). There are 750,000 shares of the Company's Common Stock authorized for issuance under the Purchase Plan.


     As of December 31, 2001, an aggregate of 695,131 shares of the Company's Common Stock had been granted under the Purchase Plan. Only 54,869 shares of Common Stock remained available for grant under the Purchase Plan. During the last fiscal year, shares were purchased at prices ranging from $2.84 to $4.89 in the following amounts under the Purchase Plan: Dr. Gonda 2,721 shares, Dr. Farr 2,223 shares, Dr. Otulana 2,317 shares and all current executive officers as a group, 7,271 shares and all employees (excluding current executive officers) as a group, 349,875 shares. Mr. Thompson, Mr. Beers, Mr. Chatterjee and Mr. Kohl did not purchase shares during the last fiscal year.



     In December 2001, the Board of Directors amended the Purchase Plan, subject to shareholder approval, to increase the number of shares authorized for issuance under the Purchase Plan to 1,250,000 shares. This amendment is intended to afford the Company greater flexibility in providing employees with stock incentives and ensures that the Company can continue to provide such incentives at levels determined appropriate by the Board.


     Shareholders are requested in this Proposal 2 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve the Purchase Plan, as amended. For purposes of this vote abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2.

     The essential features of the Purchase Plan, as amended, are outlined below:

PURPOSE


     The purpose of the Purchase Plan is to provide a means by which key employees of the Company (and any parent or subsidiary of the Company designated by the Board of Directors to participate in the Purchase Plan) may be given an opportunity to purchase Common Stock of the Company through payroll deductions, to assist the Company in retaining the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company. At December 31, 2001, approximately 305 employees of the Company were eligible to participate in the Purchase Plan.


     The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

ADMINISTRATION

     The Purchase Plan is administered by the Board of Directors, which has the final power to construe and interpret the Purchase Plan and the rights granted under it. The Board has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock of the Company will be granted, the provisions of each offering of such rights (which need not be identical), and whether any parent or subsidiary of the Company shall be eligible to participate in such plan. The Board has the power, which it has not exercised, to delegate administration of such plan to a committee of not less than two Board members. The Board may abolish any such committee at any time and revest in itself the administration of the Purchase Plan.

OFFERINGS

     The Purchase Plan is implemented by offerings of rights to all eligible employees from time to time by the Board. Generally, each such offering is two years in duration.

ELIGIBILITY

     Any person who is customarily employed at least 20 hours per week and five months per calendar year by the Company (or by any parent or subsidiary of the Company designated from time to time by the Board) on the first day of an offering period is eligible to participate in that offering under the Purchase Plan, provided such employee has been in the continuous employ of the Company for at least 10 days preceding the first day of the offering period.

     Notwithstanding the foregoing, no employee is eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

PARTICIPATION IN THE PLAN

     Eligible employees become participants in the Purchase Plan by delivering to the Company, prior to the date selected by the Board as the offering date for the offering, an agreement authorizing payroll deductions of up to 15% of such employees' total compensation during the purchase period.

PURCHASE PRICE

     The purchase price per share at which shares are sold in an offering under the Purchase Plan is the lower of (a) 85% of the fair market value of a share of Common Stock on the date of commencement of the offering, or (b) 85% of the fair market value of a share of Common Stock on any purchase date.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deductions over the offering period. At any time during the purchase period, a participant may reduce or terminate his or her payroll deductions. A participant may not increase or begin such payroll deductions after the beginning of any purchase period, except, if the Board provides, in the case of an employee who first becomes eligible to participate as of a date specified during the purchase period. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with the general funds of the Company. A participant may not make any additional payments into such account.

PURCHASE OF STOCK

     By executing an agreement to participate in the Purchase Plan, the employee is entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Board specifies a maximum number of shares any employee may be granted the right to purchase and the maximum aggregate number of shares which may be purchased pursuant to such offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering would exceed the maximum aggregate number, the Board would make a pro rata allocation of shares available in a uniform and equitable manner. Unless the employee's participation is discontinued, his right to purchase shares is exercised automatically at the end of the purchase period at the applicable price. See "Withdrawal" below.

WITHDRAWAL

     While each participant in the Purchase Plan is required to sign an agreement authorizing payroll deductions, the participant may withdraw from a given offering by terminating his or her payroll deductions and by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period.

     Upon any withdrawal from an offering by the employee, the Company will distribute to the employee his or her accumulated payroll deductions without interest, less any accumulated deductions previously applied to the purchase of stock on the employee's behalf during such offering, and such employee's interest in the offering will be automatically terminated. The employee is not entitled to again participate in such offering. An employee's withdrawal from an offering will not have any effect upon such employee's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

     Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee's employment for any reason, and the Company will distribute to such employee all of his or her accumulated payroll deductions, without interest.

RESTRICTIONS ON TRANSFER

     Rights granted under the Purchase Plan are not transferable and may be exercised only by the person to whom such rights are granted.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Purchase Plan at any time. Unless terminated earlier, such plan will terminate in April 2006.

     The Board may amend the Purchase Plan at any time. Any amendment of the Purchase Plan must be approved by the shareholders within 12 months of its adoption by the Board if the amendment would (a) increase the number of shares of Common Stock reserved for issuance under the Purchase Plan, (b) modify the requirements relating to eligibility for participation in the Purchase Plan, or
(c) modify any other provision of the Purchase Plan in a manner that would materially increase the benefits accruing to participants under the Purchase Plan, if such approval is required in order to comply with the requirements of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended.

     Rights granted before amendment or termination of the Purchase Plan will not be altered or impaired by any amendment or termination of such plan without consent of the person to whom such rights were granted.

ADJUSTMENT PROVISIONS

     Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, stock dividend or stock split, may change the class(es) and number of shares of Common Stock subject to the Purchase Plan and to outstanding purchase rights. In that event, the Purchase Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Purchase Plan and the outstanding purchase rights granted under the Purchase Plan will be appropriately adjusted in the class(es) and number of shares and purchase limits of such purchase rights.

EFFECT OF CERTAIN CORPORATE EVENTS

     In the event of a dissolution, liquidation or specified type of merger of the Company, the surviving corporation either will assume the rights under the Purchase Plan or substitute similar rights, or the exercise date of any ongoing offering will be accelerated such that the outstanding rights may be exercised immediately prior to, or concurrent with, any such event.

STOCK SUBJECT TO PURCHASE PLAN

     If rights granted under the Purchase Plan terminate without being exercised, the Common Stock not purchased under such rights again becomes available for issuance under such plan.

FEDERAL INCOME TAX INFORMATION

     Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

     A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchase shares.

     If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (a) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income.

     If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

     There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligations).

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of December 31, 2001 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table employed by the Company in that capacity on December 31, 2001; (iii) all executive officers and directors of the Company as a group; and
(iv) all those known by the Company to be beneficial owners of more than 5% of its Common Stock.

                                                              BENEFICIAL OWNERSHIP(1)
                                                              ------------------------
                                                              NUMBER OF    PERCENT OF
BENEFICIAL OWNER                                              SHARES(#)     TOTAL(%)
----------------                                              ----------   -----------
New Enterprise Associates 10, Limited Partnership...........  9,556,719       26.1
  1119 St. Paul Street
  Baltimore, MD 21202(2)
Novo Nordisk A/S............................................  6,686,335       22.6
  Novo Alle
  DK-2880 Bagsvaerd, Denmark(3)
Entities associated with RS Investment Management Co. LLC...  2,015,000        6.8
  388 Market Street, Suite 200
  San Francisco, CA 94111(4)
Entities associated with Dr. Lindsay Rosenwald..............  1,463,006        5.0
  787 Seventh Avenue, 48th Floor
  New York, NY 10019(5)
Richard P. Thompson(6)......................................    735,312        2.5
Igor Gonda, Ph.D.(7)........................................    343,560        1.2
Stephen Farr, Ph.D.(8)......................................    246,571          *
Babatunde A. Otulana(9).....................................    238,248          *
Klaus Kohl(10)..............................................    100,000          *
Virgil D. Thompson(11)......................................     70,000          *
Wayne I. Roe(12)............................................     43,712          *
Frank H. Barker(12).........................................     42,712          *
Stan M. Benson(13)..........................................     30,000          *
John Nehra(14)..............................................     20,000          *
All executive officers and directors as a group (16
  persons)(15)..............................................  2,898,728        9.1

---------------

  *  Less than one percent.


 (1) This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 29,536,383 shares outstanding on December 31, 2001, adjusted as required by rules promulgated by the SEC.


 (2) Includes 2,489,585 shares and warrants to purchase an aggregate of 2,934,906 shares held by New Enterprise Associates 10, Limited Partnership, a Delaware limited partnership ("NEA 10"). In addition, NEA 10 holds 1,033,057 shares of the Company's Series A Convertible Preferred Stock that are convertible at any time into 4,132,228 shares of Common Stock. Accordingly, as required by applicable regulations of the SEC, the shares of Common Stock shown in the above table as being beneficially owned by NEA 10 include the 4,132,228 shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock. According to a Schedule 13D dated December 21, 2001, and filed jointly by NEA 10, NEA Partners 10, Limited Partnership ("NEA Partners 10"), Stewart Alsop, James Barrett, Peter J. Barris, Robert T. Coneybeer, Nancy L. Dorman, Ronald H. Kase,

     C. Richard Kramlich, Thomas C. McConnell, Peter T. Morris, Charles W. Newhall III, Mark W. Perry and Scott D. Sandell, each of the aforementioned general partners of NEA 10 has shared dispositive and shared voting power with respect to the shares held by NEA 10. Each of the aforementioned disclaims beneficial ownership as to the shares held by NEA 10, except to the extent of their pecuniary interest therein.

 (3) Represents 6,686,335 shares held by Novo Nordisk A/S, a publicly quoted Danish company. According to a Schedule 13D dated October 22, 2001, Novo Nordisk A/S holds the shares through Novo Nordisk Pharmaceuticals, Inc., a Delaware corporation. Novo Nordisk Pharmaceuticals is a wholly-owned subsidiary of Novo Nordisk of North America, Inc., a Delaware corporation. Novo Nordisk North America is wholly owned by Novo Nordisk A/S. Novo A/S, a private limited Danish company, owns approximately 25.1% of Novo Nordisk A/S's total share capital, representing approximately 69.7% of the voting rights of Novo Nordisk A/S and may be deemed to control Novo Nordisk A/S. Novo A/S is a wholly-owned subsidiary of Novo Nordisk Foundation, a self-governing and self-owned foundation.


 (4) According to information contained in a 13G filing dated November 2, 2001, R.S. Investment Management, L.P., a registered investment advisor, RS Investment Management Co. LLC, a holding company, and RS Diversified Growth Fund, an investment company, share voting and dispositive power with regard to the shares.


 (5) Represents 423,474 shares held by Aries Domestic Fund, L.P., 154,021 shares held by Aries Domestic Fund II, L.P. and 885,511 shares held by The Aries Master Fund. Dr. Rosenwald is the sole stockholder of Paramount Capital Asset Management, Inc., the general partner of Aries Domestic Fund L.P. and Aries Domestic Fund II, L.P. and the investment manager to Aries Master Fund.

 (6) Represents 109,613 shares held by Mr. Thompson, 100 shares held by a member of Mr. Thompson's immediate family, 190,599 shares held by the Thompson Family Trust and 15,000 shares held by Thompson Family Partners. Mr. Thompson is a Trustee of the Thompson Family Trust and a General Partner of Thompson Family Partners and, as such, may be deemed to share voting and investment power with respect to the shares held by the Thompson Family Trust and Thompson Family Partners. Mr. Thompson disclaims beneficial ownership of the shares held by his family members, the Thompson Family Trust and Thompson Family Partnership except to the extent of his pecuniary and proportionate partnership interest arising from his interest therein. Includes 420,000 shares subject to options exercisable within 60 days of December 31, 2001, subject to repurchase of unvested shares.

 (7) Represents 122,360 shares held by Dr. Gonda and 1,200 shares held by members of Dr. Gonda's immediate family. Dr. Gonda disclaims beneficial ownership of such shares. Includes 220,000 shares subject to options exercisable within 60 days of December 31, 2001, subject to repurchase of unvested shares.

 (8) Includes 197,500 shares subject to options exercisable within 60 days of December 31, 2001, subject to repurchase of unvested shares.

 (9) Includes 235,000 shares subject to options exercisable within 60 days of December 31, 2001, subject to repurchase of unvested shares.

(10) Includes 100,000 shares subject to options exercisable within 60 days of December 31, 2001, subject to repurchase of unvested shares.

(11) Includes 50,500 shares subject to options exercisable within 60 days of December 31, 2001, subject to repurchase of unvested shares.

(12) Includes 42,712 shares subject to options exercisable within 60 days of December 31, 2001, subject to repurchase of unvested shares.

(13) Includes 30,000 shares subject to options exercisable within 60 days of December 31, 2001, subject to repurchase of unvested shares.

(14) Includes 20,000 shares subject to options exercisable within 60 days of December 31, 2001, subject to repurchase of unvested shares. Does not include 9,556,719 shares beneficially owned by NEA 10. Mr. Nehra is a director of the Company and a limited partner of NEA Partners 10, the general partner of NEA 10. Mr. Nehra disclaims beneficial ownership of the shares held by NEA 10 except to the extent of his pecuniary interest therein.

(15) See footnotes (1) through (14) above, as applicable.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     The Company's directors do not currently receive any cash compensation for their service as a member of the Board of Directors, although they are reimbursed for certain expenses incurred in connection with their attendance at Board of Directors and committee meetings in accordance with Company policy.


     Each non-employee director is also eligible to receive stock option grants under the 1996 Plan. During the last fiscal year the Company granted 40,000 shares to four directors at an exercise price of $6.80 per share, 20,000 shares to one director at an exercise price of $8.44 per share and 20,000 shares to one director at an exercise price of $5.51 per share. As of December 31, 2001, non-employee directors held options to purchase an aggregate of 185,924 shares of the Company's common stock.


COMPENSATION OF EXECUTIVE OFFICERS

                            SUMMARY OF COMPENSATION


     The following table presents the compensation earned by the Company's chief executive officer and its other four most highly compensated executive officers whose salary and bonus for the year ended December 31, 2001, were in excess of $100,000 and one former executive officer who departed from the Company during fiscal year 2001 (the "Named Executive Officers"). In accordance with the rules of the SEC, the compensation described in this table does not include medical, group life insurance or other benefits received by the Named Executive Officers that are available generally to all of the Company's salaried employees and certain perquisites and other personal benefits received by the Named Executive Officers, which do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus contained in the table.


                                                                         LONG-TERM
                                                                       COMPENSATION
                                            ANNUAL COMPENSATION    ---------------------
                                   FISCAL   --------------------   SECURITIES UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION         YEAR    SALARY($)   BONUS($)        OPTIONS(#)         COMPENSATION($)
---------------------------        ------   ---------   --------   ---------------------   ---------------
Richard P. Thompson..............   2001     345,000    129,000           200,000                   --
  Chairman, President and Chief     2000     328,000     79,000            50,000                   --
  Executive Officer                 1999     276,000     75,000            30,000                   --
Igor Gonda, Ph.D.(1).............   2001     240,000     44,000            75,000                   --
  Former Chief Scientific Officer   2000     221,000     42,000            60,000                   --
                                    1999     188,000     41,000            30,000                   --
Babatunde A. Otulana, M.D. ......   2001     218,000     40,000           100,000                6,000(2)
  Vice President Clinical and       2000     195,000     37,000            40,000               28,000(3)
  Regulatory Affairs                1999     170,000     37,000            30,000               39,000(4)
Stephen Farr, Ph.D...............   2001     211,000     37,000           100,000                   --
  Vice President Research and       2000     189,000     36,000            60,000                   --
  Development                       1999     154,000     36,000            20,000                   --
Bikash J. Chatterjee.............   2001     198,000     36,000            90,000                   --
  Vice President Operations         2000     149,000     33,000            40,000                   --
                                    1999     149,000     33,000            30,000                   --
Klaus Kohl(5)....................   2001     190,000     35,000           100,000               13,000(6)
  Vice President Quality

---------------


(1) Dr. Gonda resigned as Chief Scientific Officer of the Company in November 2001.


(2) In 2001, Mr. Otulana was reimbursed by the Company for moving expenses in the amount of $6,000.

(3) In 2000, Mr. Otulana was reimbursed by the Company for moving expenses in the amount of $28,000.

(4) In 1999, Mr. Otulana was reimbursed by the Company for moving expenses in the amount of $39,000.

(5) Mr. Kohl joined the Company as its Vice President Quality on March 9, 2001.

(6) In 2001, Mr. Kohl was reimbursed by the Company for moving expenses in the amount of $13,000.

                       STOCK OPTION GRANTS AND EXERCISES

     The following table presents each grant of stock options made to each of the Named Executive Officers during the year ended December 31, 2001. The Company grants options to it executive officers under its 1996 Plan. These options vest quarterly over a four-year period. The options will fully vest upon a change of control, as defined in the 1996 Plan, unless the acquiring company assumes the options or substitutes similar options. The Board of Directors may reprice options under the terms of the 1996 Plan. In the year ended December 31, 2001, the Company granted to its employees options to purchase a total of 1,916,210 shares of its common stock.

     Potential realizable value is calculated assuming that the stock price on the date of grant appreciates at the indicated rate compounded annually until the option is exercised and sold on the last day of its term for the appreciated stock price. The 5% and 10% assumed rates of appreciation are required by the rules of the SEC and do not represent the Company's estimate or projection of the future common stock price.

                                                                                     POTENTIAL REALIZABLE
                                                                                       VALUE AT ASSUMED
                                NUMBER OF     % OF TOTAL                            ANNUAL RATES OF STOCK
                                SECURITIES     OPTIONS      EXERCISE                  PRICE APPRECIATION
                                UNDERLYING    GRANTED TO    OR BASE                    FOR OPTION TERM
                                 OPTIONS     EMPLOYEES IN    PRICE     EXPIRATION   ----------------------
NAME                             GRANTED     FISCAL YEAR     ($/SH)       DATE         5%           10%
----                            ----------   ------------   --------   ----------   ---------    ---------
Richard P. Thompson...........   100,000         5.2          3.44      09/19/11     216,340      548,247
                                 100,000         5.2          6.00      03/14/11     377,337      956,246
Igor Gonda, Ph.D..............    40,000         2.1          3.44      09/19/11      86,536      219,299
                                  35,000         1.8          6.80      03/14/11     132,068      334,686
Babatunde A. Otulana, M.D. ...    40,000         2.1          3.44      09/19/11      86,536      219,299
                                  60,000         3.1          6.80      03/14/11     226,402      573,747
Stephen Farr, Ph.D............    40,000         2.1          3.44      09/19/11      86,536      219,299
                                  60,000         3.1          6.80      03/14/11     226,402      573,747
Bikash J. Chatterjee..........    40,000         2.1          3.44      09/19/11      86,536      219,299
                                  50,000         2.6          6.80      03/14/11     188,668      478,123
Klaus Kohl....................   100,000         5.2          3.44      09/19/11     216,340      548,247

                  OPTION EXERCISES AND YEAR END OPTION VALUES


     No Named Executive Officers exercised any options during 2001. Options granted under the 1996 Plan are immediately exercisable, but are subject to the Company's right to repurchase unvested shares at the original exercise price paid per share upon termination of employment. The value of in-the-money options is based on the fair market value of the Company's common stock at December 31, 2001 ($7.10) minus the exercise price payable of the options.

              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2001 AND

                         FISCAL YEAR END OPTION VALUES


                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                   OPTIONS AT FY-END(#)              AT FY-END($)
                                                ---------------------------   ---------------------------
NAME                                            EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                            -----------   -------------   -----------   -------------
Richard P. Thompson...........................    420,000           --          477,500           --
Igor Gonda, Ph.D..............................    220,000           --          186,400           --
Babatunde A. Otulana, M.D.....................    235,000           --          213,900           --
Stephen Farr, Ph.D. ..........................    197,000           --          226,675           --
Bikash J. Chatterjee..........................    210,000           --          161,400           --
Klaus Kohl....................................    100,000           --          366,000           --


                                 OTHER MATTERS

     No other matters will be presented for consideration at the Special
Meeting.

                                          By Order of the Board of Directors

                                          /s/ Richard P. Thompson
                                          RICHARD P. THOMPSON
                                          Chairman, President and
                                          Chief Executive Officer


January 9, 2002

                              ARADIGM CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                             ADOPTED APRIL 16, 1996
                  APPROVED BY THE SHAREHOLDERS ON JUNE 5, 1996
               AMENDED BY THE BOARD OF DIRECTORS ON APRIL 7, 1998
                  APPROVED BY THE SHAREHOLDERS ON MAY 15, 1998
             AMENDED BY THE BOARD OF DIRECTORS ON FEBRUARY 2, 1999
                  APPROVED BY THE SHAREHOLDERS ON MAY 21, 1999
               AMENDED BY THE BOARD OF DIRECTORS ON APRIL 3, 2000
                  APPROVED BY THE SHAREHOLDERS ON MAY 19, 2000
               AMENDED BY THE BOARD OF DIRECTORS ON APRIL 2, 2001
                  APPROVED BY THE SHAREHOLDERS ON MAY 18, 2001
             AMENDED BY THE BOARD OF DIRECTORS ON DECEMBER 17, 2001
                APPROVED BY THE SHAREHOLDERS ON FEBRUARY 8, 2002

1.  PURPOSE

     (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Aradigm Corporation, a California corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

     (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.  ADMINISTRATION

     (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

          (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.

          (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iv) To amend the Plan as provided in paragraph 13.

          (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates and to carry out the intent that the Plan be treated as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

     (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee") constituted in accordance with the requirements of Rule 16b-3 under the Exchange Act. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.  SHARES SUBJECT TO THE PLAN


     (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate one million two hundred fifty thousand (1,250,000) shares of the Company's common stock (the "Common Stock"). If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.


     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.  GRANT OF RIGHTS; OFFERING

     The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate, which shall comply with the requirements of Section 423(b)(5) of the Code that all employees granted rights to purchase stock under the Plan shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

5.  ELIGIBILITY

     (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be equal to or greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

     (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

          (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

          (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and

          (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

     (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

     (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

     (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.  RIGHTS; PURCHASE PRICE

     (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined by the Board or the Committee in each Offering) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock carried out in accordance with such Offering.

     (b) In connection with each Offering made under the Plan, the Board or the Committee may specify a maximum number of shares that may be purchased by any employee as well as a maximum aggregate number of shares that may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

     (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

          (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

          (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.  PARTICIPATION; WITHDRAWAL; TERMINATION

     (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering (as defined by the Board or Committee in each Offering). The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company. A participant may reduce (including to zero) or increase such payroll deductions, and an eligible employee may begin such payroll deductions, after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.

     (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

     (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee) under the Offering, without interest.

     (d) Rights granted under the Plan shall not be transferable by a participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in paragraph 14 and, otherwise during his or her lifetime, shall be exercisable only by the person to whom such rights are granted.

8.  EXERCISE

     (a) On each Purchase Date specified therefor in the relevant Offering, each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

     (b) No rights granted under the Plan may be exercised to any extent unless the shares to be issued upon such exercise under the Plan (including rights granted thereunder) are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act") and the Plan is in material compliance with all applicable state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date in any Offering hereunder the Plan is not so registered or in such compliance, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement and such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered and in such compliance, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.  COVENANTS OF THE COMPANY

     (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

     (b) The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.  USE OF PROCEEDS FROM STOCK

     Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.  RIGHTS AS A SHAREHOLDER

     A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.  ADJUSTMENTS UPON CHANGES IN STOCK

     (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company").

     (b) In the event of: (1) a dissolution or liquidation of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation;
(3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any Affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding rights or substitute similar rights for those under the Plan,
(ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.  AMENDMENT OF THE PLAN

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares reserved for rights under the Plan;

          (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under
     Section 423 of the Code or to comply with the requirements of Rule 16b-3 promulgated under the Exchange Act as amended ("Rule 16b-3")); or

          (iii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code or to comply with the requirements of Rule 16b-3.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

     (b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulations, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of
Section 423 of the Code.

14.  DESIGNATION OF BENEFICIARY

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to the participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

     (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.  TERMINATION OR SUSPENSION OF THE PLAN

     (a) The Board in its discretion, may suspend or terminate the Plan at any time. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any rights granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted, or except as necessary to comply with any laws or governmental regulation, or except as necessary to ensure that the Plan and/or rights granted under the Plan comply with the requirements of Section 423 of the Code.

16.  EFFECTIVE DATE OF PLAN

     The Plan shall become effective on the same day that the Company's initial public offering of shares of common stock becomes effective (the "Effective Date"), but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board or the Committee, which date may be prior to the Effective Date.

                                      PROXY

                               ARADIGM CORPORATION

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 8, 2002


        The undersigned hereby appoints RICHARD P. THOMPSON and MICHAEL MOLKENTIN, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Aradigm Corporation which the undersigned may be entitled to vote at the Special Meeting of Shareholders of Aradigm Corporation to be held at the Company's offices at 3929 Point Eden Way, Hayward, California on Friday, February 8, 2002, at 9:00 a.m. local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

PROPOSAL 1:  To approve an amendment of the Company's Articles of
             Incorporation to increase the authorized number of shares of Common Stock from 40,000,000 to 100,000,000 shares.

        [ ]  FOR                  [ ]  AGAINST                 [ ]  ABSTAIN


PROPOSAL 2:  To approve the Company's Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 500,000 shares.

        [ ]  FOR                  [ ]  AGAINST                 [ ]  ABSTAIN


DATED _________________                  _______________________________________


                                         _______________________________________
                                                      SIGNATURE(S)

                                         Please sign exactly as your name
                                         appears hereon. If the stock is
                                         registered in the names of two or more
                                         persons, each should sign. Executors,
                                         administrators, trustees, guardians and
                                         attorneys-in-fact should add their
                                         titles. If signer is a corporation,
                                         please give full corporate name and
                                         have a duly authorized officer sign,
                                         stating title. If signer is a
                                         partnership, please sign in partnership
                                         name by authorized person.

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.